SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest	Commission File Number 1-1363
event reported) April 17, 2003

ACRODYNE COMMUNICATIONS, INC.

(Exact name of registrant)

Delaware	11-3067564
(State or other jurisdiction of	(I.R.S. Employer Identification No.)
incorporation or organization)

10706 Beaver Dam Road

Cockeysville, MD  21030

(Address of principal executive offices and zip code)

(410) 568-1629

(Registrant’s telephone Number)

ACRODYNE COMMUNICATIONS, INC.

Item 5.  Other Events

On April 17, 2003, Mr. John Strzelecki, Executive Vice President of Acrodyne Communications, Inc. resigned his position.

On April 17, 2003, Mr. Robert E. Woodruff, Jr., Chief Financial Officer of Acrodyne Communications, Inc. was terminated  from his position.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACRODYNE COMMUNICATIONS, INC.

	By:	/s/ NATHANIEL OSTROFF
	Name:	Nathaniel Ostroff
	Title:	President and CEO

Dated: April 21, 2003